RENEWAL NOTICE

June 3, 1997

Myo Diagnostics, Inc.
3760 S. Robertson Blvd.
Culver City, CA  90232-2347


RE:   Renewal of Business PrimeLine
      Application #04089961
      Customer #:  5542712565

Dear Myo Diagnostics, Inc.:

      Wells Fargo Bank is pleased to inform you that your Business PrimeLine #5542712565, in the amount of $75,000.00 was renewed on June 3, 1997. The new maturity date is June 10, 1998.

      Your PrimeLine remains subject to all terms and conditions of the Business Loan Agreement, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of 0.75% over the Index.

      A non-refundable renewal fee of $300.00 will be charged to your account #0619073265.

      If you have any questions, please do not hesitate to call us at our toll free number 1-800-372-8242 press 1, press 3. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,
Liela Alemania
Documentation Representative

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                         RENEWAL NOTICE



June 3, 1997

Myo Diagnostics, Inc.
3760 S. Robertson Blvd.
Culver City, CA  90232-2347


RE:   Renewal of Business PrimeLine
      Application #04089962
      Customer #:  5542712565

Dear Myo Diagnostics, Inc.:

      Wells Fargo Bank is pleased to inform you that your Business PrimeLine #5542712565, in the amount of $65,000.00 was renewed on June 3, 1997. The new maturity date is June 10, 1998.

      Your PrimeLine remains subject to all terms and conditions of the Business Loan Agreement, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of 0.75% over the Index.

      A non-refundable renewal fee of $300.00 will be charged to your account #0619073265.

      If you have any questions, please do not hesitate to call us at our toll free number 1-800-372-8242 press 1, press 3. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,
Liela Alemania
Documentation Representative